Stockholders' Equity	12 Months Ended
Dec. 31, 2020
Stockholders' Equity
Stockholders' Equity

Note 5—Stockholders’ Equity

Class B Shares/Founders Shares

The Corporation is authorized to issue an unlimited number of no-par value Class B shares. Class B Shares, also referred to as Founder’s Shares, issued to the Founders representing a 100% interest in the Class B Shares and approximately 20% of the total Class A Restricted Voting Shares and Class B Shares. The Sponsor has agreed pursuant to an Exchange Agreement and Undertaking not to transfer any of its Founder’s Shares or Founder’s Warrants until after the Closing Date of a Business Combination, in each case other than transfers required due to the structuring of a Business Combination or unless otherwise permitted by the Exchange.

The holders of the Class B Shares are entitled to vote on and receive notice of meetings on all matters requiring shareholder approval, other than the extension to the Permitted Timeline.

The Corporation issued 10,062,500 shares of Class B stock to the Sponsor at a price of $0.00248 per share for aggregate proceeds of $25,000. Upon the partial exercise of the Over-Allotment Option, the Sponsor relinquished 1,062,500 of such shares. At December 31, 2020 and December 31, 2019, the Sponsor owns 9,000,000 Class B Shares.

Note 5—Stockholders’ Equity (Continued)

Proportionate Voting Shares

On or immediately following completion of a Business Combination, each Class A Restricted Voting Share (unless previously redeemed) will be automatically converted into one common share, and each Class B Share will be automatically converted on a 100‑for‑1  basis into new no-par value proportionate voting shares of the Corporation. No common shares or proportionate voting shares will be issued prior to the closing of a Business Combination. Proportionate voting shares may be converted into common shares, subject to certain limitations and conditions. Proportionate voting shares do not possess redemption rights.